Equity	12 Months Ended
Jun. 30, 2024
Equity [Abstract]
Equity

Note 12 — Equity

Ordinary shares

The authorized number of shares was 50,000 shares with a par value of US$1.00 per share. On October 18, 2022, the company completed a share split. This share split increase the authorized shares from 50,000 Ordinary Shares, par value of US$1.00 per share, to 800,000,000 Ordinary Shares, par value of US$0.0000625 per share and effectuated a forward split of all issued and outstanding shares at a ratio of 16,000-for-1. All per share amounts and number of shares in the consolidated financial statements and related notes have been retrospectively adjusted to reflect the share split. As of June 30, 2023 and 2024, 16,000,000 shares were issued and outstanding.

Dividends

The Company declared a dividend of HKD 0.09375 per share totaling HKD 1,500,000 to its shareholders on September 1, 2021, which was paid in full to shareholders on January 14, 2022.